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                                                                    EXHIBIT 10.3

                  AMENDMENT NUMBER ONE TO EMPLOYMENT AGREEMENT

      This Amendment Number One to Employment Agreement is entered into as of the 29th day of September, 2008, (the "Effective Date"), by and between TD Ameritrade Holding Corporation (the "Company") and Joseph H. Moglia ("Executive") (collectively referred to as the "Parties").

      WHEREAS, Executive and Company entered into an Employment Agreement dated June 11, 2008 (the "Employment Agreement"); and

      WHEREAS, Executive and Company desire to modify certain of the terms and conditions of Executive's employment relationship, as originally provided pursuant to the Employment Agreement;

      NOW, THEREFORE, in consideration of the promises made herein, the Parties hereby agree as follows:

      (Capitalized terms shall have the meanings ascribed them in the Employment Agreement)

      1. Annual Awards. The sixth sentence in Section 4(c)(ii) of the Employment Agreement is hereby amended in its entirety to read as follows:

      "The 2008 Award and the 2009 Award shall be paid entirely in cash after satisfaction of the applicable performance criteria and vesting schedule established pursuant to the terms and conditions of the LTIP."

      Except as expressly amended hereby, the Employment Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Amendment and the terms and conditions of the Employment Agreement, this Amendment shall prevail.

      IN WITNESS WHEREOF, the Parties have executed this Amendment on the respective dates set forth below:

                                    TD AMERITRADE HOLDING CORPORATION

Dated: September 29, 2008           By: /s/ W. EDMUND CLARK
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                                    Name:  W. Edmund Clark
                                    Title:  Chairman of the HR & Compensation
                                    Committee

                                    Joseph H. Moglia, an individual

Dated:  September 29, 2008          /s/ JOSEPH H. MOGLIA
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